Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into effective as of the 26th day of May 2011, by and between AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company (the “Co-Borrower”), AMEDISYS, INC., a Delaware corporation (the “Lead Borrower”, and together with the Co-Borrower, the “Borrower”), the undersigned Lenders (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”).

R E C I T A L S:

WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of March 26, 2008 (as amended, modified, restated, or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Agent and the Lenders desire to amend the Credit Agreement as herein set forth.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

2. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) The definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in place thereof:

“Permitted Acquisition”: any acquisition by the Borrowers or any of their Wholly-Owned Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or of 50% or more of the Capital Stock of, or a business line or unit or a division of, any Person; provided, (a) immediately prior to, and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing or would result therefrom; (b) the Borrowers and their Subsidiaries shall have delivered to the Administrative Agent at least ten Business Days prior to such proposed acquisition, a certificate evidencing on a pro forma basis after giving effect to such acquisition that the Total Leverage Ratio is less than 2.50 to 1.00, and (c) such acquisition and all transactions related thereto (i) shall be consummated in accordance with all material applicable laws and (ii) shall not be preceded by, or effected pursuant to, a hostile takeover offer.

(b) Section 7.7(h) of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

“Investments in Joint Ventures in which the Lead Borrower or its Subsidiaries own 50% or less of the Capital Stock thereof in an aggregate amount not to exceed at any time $30,000,000;”

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(c) Section 7.7(i) of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

“other Investments in an aggregate amount not to exceed at any time $50,000,000; and”

3. Conditions Precedent to Effectiveness of Agreement. This Agreement shall become effective when, and only when, the Agent shall have received:

(a) counterparts of this Agreement duly executed by the Borrower, the Agent and the Required Lenders;

(b) resolutions of the Board of Directors (or other governing body) of the Borrower certified by the Secretary (or other custodian of records) of the Borrower which authorize the execution, delivery, and performance by the Borrower of this Agreement;

(c) resolutions of the Board of Directors (or other governing body) of each Guarantor certified by the Secretary (or other custodian of records) of each Guarantor which authorize the Ratification and Affirmation of Guarantors on the signature pages of this Agreement;

(d) certificates of incumbency certified by an authorized officer or representative certifying the names of the individuals or other Persons authorized to sign this Agreement and the other Loan Documents to which the Borrower or each Guarantor is or is to be a party on behalf of the Borrower or the Guarantor, as the case may be, together with specimen signatures of such Persons;

(e) the Ratification and Affirmation of Guarantors on the signature pages of this Agreement executed by each Guarantor; and

(f) all fees and other amounts due and payable, including, to the extent invoiced, reimbursement or payment of all legal fees and expenses of the Agent’s counsel, and all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

4. Representations and Warranties of Borrower. The Co-Borrower and Lead Borrower, as applicable, represent and warrant as follows:

(a) It is duly authorized and empowered to execute, deliver and perform this Agreement and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Agreement has been duly and effectively taken.

(b) After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made.

(c) After giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default.

(d) When duly executed and delivered, each of this Agreement and the Credit Agreement will be legal and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

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5. Reference to and Effect on the Loan Documents.

(a) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement, the Notes, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, nor constitute a waiver of any provision of any of the Loan Documents.

6. Costs and Expenses. The Borrower agrees to pay on demand all out of pocket costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including reasonable legal fees and expenses for counsel for the Agent.

7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

BORROWER:

AMEDISYS, INC., a Delaware corporation

By:	/s/ Dale E. Redman
Dale E. Redman, Chief Financial Officer

AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company

By:	/s/ Dale E. Redman
Dale E. Redman, Vice President

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AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Suzanne H. Marquette
Name:	Suzanne H. Marquette
Title:	Senior Vice President

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LENDER:

FIFTH THIRD BANK

By:	/s/ Joshua N. Livingston
Name:	Joshua N. Livingston
Title:	Assistant Vice President

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LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Amanda Abney
Name:	Amanda Abney
Title:	Vice President

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LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

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LENDER:

CIBC INC.

By:	/s/ Michael Gerwirtz
Name:	Michael Gerwirtz
Title:	Executive Director

By:	/s/ Eoin Roche
Name:	Eoin Roche
Title:	Executive Director

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LENDER:

COMPASS BANK

By:	/s/ Susana Campuzano
Name:	Susana Campuzano
Title:	Head of Risk & Portfolio Management

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LENDER:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Michael Tschida
Name:	Michael Tschida
Title:	Vice President

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LENDER:

ROYAL BANK OF CANADA

By:	/s/ Dean Sas
Name:	Dean Sas
Title:	Authorized Signatory

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LENDER:

RAYMOND JAMES BANK, FSB

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

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LENDER:

BOKF, NA., dba BANK OF TEXAS

By:	/s/ Gary Whitt
Name:	Gary Whitt
Title:	Senior Vice President

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LENDER:

E. SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By:	/s/ Edward Chen
Name:	Edward Chen
Title:	VP & General Manager

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RATIFICATION AND AFFIRMATION OF GUARANTORS

As of May 26, 2011, the undersigned Guarantors hereby expressly (a) acknowledge the terms of this Agreement, (b) ratify and affirm their obligations under the Loan Documents to which each is a party including, without limitation, that certain Guaranty Agreement, in favor of the Lender and dated as of March 26, 2008 (whether as an initial signatory to or by an assumption of such Guaranty Agreement), as amended, modified, supplemented or restated from time to time in effect, (c) acknowledge, renew and extend their continued liability under said Loan Documents and agree that said Loan Documents remain in full force and effect notwithstanding the matters contained herein, and (d) represent and warrant to the Lender that as of the date hereof, after giving effect to the terms of this Agreement, all of the representations and warranties contained in each Loan Document to which each is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date.

GUARANTORS:

ACCUMED HOLDING CORP.

ACCUMED HOME HEALTH SERVICES OF GEORGIA, INC.

ACCUMED HOME HEALTH OF TEXAS, INC.

ADVENTA HOSPICE, INC.

ADVENTA HOSPICE SERVICES OF FLORIDA, INC.

AMEDISYS HOME HEALTH, INC. OF ALABAMA

AMEDISYS HOME HEALTH, INC. OF FLORIDA

AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA

AMEDISYS HOME HEALTH, INC. OF VIRGINIA

AMEDISYS SPECIALIZED MEDICAL SERVICES, INC.

COMPREHENSIVE HOME HEALTHCARE SERVICES, INC.

EMERALD CARE, INC.

FAMILY HOME HEALTH CARE, INC.

HHC, INC.

HMA HOLDING, INC.

HMR ACQUISITION, INC.

HOME HEALTH OF ALEXANDRIA, INC.

HOUSECALL, INC.

HOUSECALL HOME HEALTH, INC.

HOUSECALL MEDICAL RESOURCES, INC.

HOUSECALL MEDICAL SERVICES, INC.

HOUSECALL-SCS MANAGEMENT, INC.

HOUSECALL-SIC MANAGEMENT, INC.

HOUSECALL SUPPORTIVE SERVICES, INC.

HORIZONS HOSPICE CARE, INC.

TLC HOLDINGS I CORP.

TLC HEALTH CARE SERVICES, INC.

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ACCUMED GENPAR, L.L.C.

ALBERT GALLATIN HOME CARE AND HOSPICE SERVICES, LLC

AMEDISYS AIR, L.L.C.

AMEDISYS ALASKA, LLC

AMEDISYS ARIZONA, L.L.C.

AMEDISYS ARKANSAS, LLC

AMEDISYS CALIFORNIA, L.L.C.

AMEDISYS COLORADO, L.L.C.

AMEDISYS CONNECTICUT, L.L.C.

AMEDISYS DELAWARE, L.L.C.

AMEDISYS EQUITY GROUP, L.L.C.

AMEDISYS GEORGIA, L.L.C.

AMEDISYS HEALTH MANAGEMENT, L.L.C.

AMEDISYS HOSPICE, L.L.C.

AMEDISYS HMA ACQUISITION, L.L.C.

AMEDISYS IDAHO, L.L.C.

AMEDISYS ILLINOIS, L.L.C.

AMEDISYS INDIANA, L.L.C.

AMEDISYS IOWA, L.L.C.

AMEDISYS KANSAS, L.L.C.

AMEDISYS LA ACQUISITIONS, L.L.C.

AMEDISYS LOUISIANA, L.L.C.

AMEDISYS MAINE, P.L.L.C.

AMEDISYS MARYLAND, L.L.C.

AMEDISYS MICHIGAN, L.L.C.

AMEDISYS MINNESOTA, L.L.C.

AMEDISYS MISSISSIPPI, L.L.C.

AMEDISYS MISSOURI, L.L.C.

AMEDISYS NEVADA, L.L.C.

AMEDISYS NEW HAMPSHIRE, L.L.C.

AMEDISYS NEW MEXICO, L.L.C.

AMEDISYS NORTH CAROLINA, L.L.C.

AMEDISYS NORTHWEST, L.L.C.

AMEDISYS OHIO, L.L.C.

AMEDISYS OKLAHOMA, L.L.C.

AMEDISYS OREGON, L.L.C.

AMEDISYS PENNSYLVANIA, L.L.C.

AMEDISYS PROPERTY, L.L.C.

AMEDISYS PUERTO RICO, L.L.C.

AMEDISYS QUALITY OKLAHOMA, L.L.C.

AMEDISYS RHODE ISLAND, L.L.C.

AMEDISYS SC, L.L.C.

AMEDISYS SOUTH FLORIDA, L.L.C.

AMEDISYS SP-IN, L.L.C.

AMEDISYS SP-KY, L.L.C.

AMEDISYS SP-OH, L.L.C.

AMEDISYS SP-TN, L.L.C.

AMEDISYS TENNESSEE, L.L.C.

AMEDISYS TLC ACQUISITION, L.L.C.

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AMEDISYS UTAH, L.L.C.

AMEDISYS WASHINGTON, L.L.C.

AMEDISYS WEST VIRGINIA, L.L.C.

AMEDISYS WISCONSIN, L.L.C.

AMEDISYS WYOMING, L.L.C.

ARNICA THERAPY SERVICES, L.L.C.

BROOKSIDE HOME HEALTH, LLC

GM VENTURES, LLC

M2 VENTURES, L.L.C.

MC VENTURES, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF ERIE NIAGARA, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF NASSAU SUFFOLK, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF WESTERN NEW YORK, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF LONG ISLAND, LLC

TENDER LOVING CARE HEALTH CARE SERVICES MIDWEST, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF BROWARD, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF NEW ENGLAND, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF FLORIDA, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF GEORGIA, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF MICHIGAN, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF PA, LLC

TENDER LOVING CARE HEALTH CARE SERVICES WESTERN, LLC

TENDER LOVING CARE HEALTH CARE SERVICES INTERNATIONAL, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF DADE, LLC

TENDER LOVING CARE HEALTH CARE SERVICES SOUTHEAST, LLC

TENDER LOVING CARE HEALTH CARE SERVICES OF ILLINOIS, LLC

AMEDISYS SOUTH DAKOTA, L.L.C.

AMEDISYS NORTH DAKOTA, L.L.C.

AMEDISYS MASSACHUSETTS, L.L.C.

AMEDISYS NEBRASKA, L.L.C.

TENDER LOVING HEALTH CARE SERVICES OF WEST VIRGINIA, LLC

CENTRAL MISSISSIPPI MEDICAL CENTER HOME HEALTH, LLC

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AMEDISYS NEW JERSEY, L.L.C.

AMEDISYS TEXAS, L.L.C.

AVENIR VENTURES, L.L.C.

AMEDISYS VIRGINIA, L.L.C.

AMEDISYS RA, L.L.C.

AMEDISYS VALLEY TEXAS, L.L.C.

AMEDISYS VENTURES, L.L.C.

AMEDISYS BA, LLC

By:	/s/ Dale Redman, Vice President
Dale Redman, Vice President

ACCUMED HEALTH SERVICES, L.P.

By:	AccuMed Genpar, L.L.C., its General Partner

By:	/s/ Dale Redman, Vice President
Dale Redman, Vice President

ACCUMED HOME HEALTH OF NORTH TEXAS, LLP

By:	GM Ventures, LLC, its General Partner

By:	/s/ Dale Redman, Vice President
Dale Redman, Vice President

M.M. VENTURES, L.L.P.

By:	M2 Ventures, L.L.C., its General Partner

By:	/s/ Dale Redman, Vice President
Dale Redman, Vice President

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NINE PALM 2, LLP

By:	MC Ventures, LLC, its General Partner

By:	/s/ Dale Redman, Vice President
Dale Redman, Vice President

NINE PALMS 1, LP

By:	Brookside Home Health, LLC, its General Partner

By:	/s/ Dale Redman, Vice President
Dale Redman, Vice President

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